SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2005

Arrhythmia Research Technology, Inc.
(Exact name of issuer as specified in its charter)

Delaware	1-9731	72-0925679
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification Number)
Incorporation or organization)

25 Sawyer Passway
Fitchburg, MA 01420
(Address of principal executive offices and zip code)

(978) 345-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On August 28, 2005 the Board of Directors of Arrhythmia Research Technology, Inc. (the “Company”) declared a cash dividend. The Company issued a press release dated August 29, 2005 announcing the cash dividend, which is attached as Exhibit 99.1 to this report.

Item 9.01. Exhibits

(c). Exhibits

Exhibit Number	Description
99.1	Press Release dated August 29, 2005 announcing cash dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fitchburg, Commonwealth of Massachusetts, on the 31st day of August 2005.

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

By: /s/ David A. Garrison
David A. Garrison
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated August 29, 2005 announcing cash dividend.